Exhibit 99.1 Vivint Smart Home, Inc. Lender Presentation June 2021 1Exhibit 99.1 Vivint Smart Home, Inc. Lender Presentation June 2021 1

Forward-looking statements This presentation includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements of Vivint Smart Home, Inc. (the “Company”, “Vivint”, “we”, “our”, or “us”) related to the performance of our business, our financial results, our liquidity and capital resources, our plans, strategies and prospects, both business and financial, and other non-historical statements, including without limitation the statement under the heading “Financial Outlook for 2020.” Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These statements are based on the beliefs and assumptions of our management. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in Risk Factors and elsewhere in the Company's Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: (1) the duration and scope of the COVID-19 pandemic; (2) actions governments, the company's counterparties, and the company's customers or potential customers take in response to the COVID-19 pandemic; (3) the impact of the pandemic and actions taken in response to the pandemic on the global economies and economic activity; (4) the pace of recovery when the COVID-19 pandemic subsides; (5) the impact of the COVID-19 pandemic on our liquidity and capital resources, including the impact of the pandemic on our customers and timing of payments, the sufficiency of credit facilities, and the company's compliance with lender covenants; (6) the ineffectiveness of steps we take to reduce operating costs; (7) risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process; (8) the highly competitive nature of the smart home and security industry and product introductions and promotional activity by our competitors; (9) litigation, complaints, product liability claims and/or adverse publicity; (10) the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability; (11) adverse publicity and product liability claims; (12) increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; (13) cost increases or shortages in smart home and security technology products or components; (14) the introduction of unsuccessful new Smart Home Services; (15) privacy and data protection laws, privacy or data breaches, or the loss of data; (16) the impact to our business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan; (17) risks related to our exposure to variable rates of interest with respect to our revolving credit facility and term loan facility; and (18) our inability to develop and maintain an effective system of internal control over financial reporting. In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and our ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions. These risk factors should not be construed as exhaustive. We disclaim any obligations to and do not intend to update the above list or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether a result of new information, future events, or otherwise. 2Forward-looking statements This presentation includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements of Vivint Smart Home, Inc. (the “Company”, “Vivint”, “we”, “our”, or “us”) related to the performance of our business, our financial results, our liquidity and capital resources, our plans, strategies and prospects, both business and financial, and other non-historical statements, including without limitation the statement under the heading “Financial Outlook for 2020.” Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These statements are based on the beliefs and assumptions of our management. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in Risk Factors and elsewhere in the Company's Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: (1) the duration and scope of the COVID-19 pandemic; (2) actions governments, the company's counterparties, and the company's customers or potential customers take in response to the COVID-19 pandemic; (3) the impact of the pandemic and actions taken in response to the pandemic on the global economies and economic activity; (4) the pace of recovery when the COVID-19 pandemic subsides; (5) the impact of the COVID-19 pandemic on our liquidity and capital resources, including the impact of the pandemic on our customers and timing of payments, the sufficiency of credit facilities, and the company's compliance with lender covenants; (6) the ineffectiveness of steps we take to reduce operating costs; (7) risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process; (8) the highly competitive nature of the smart home and security industry and product introductions and promotional activity by our competitors; (9) litigation, complaints, product liability claims and/or adverse publicity; (10) the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability; (11) adverse publicity and product liability claims; (12) increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; (13) cost increases or shortages in smart home and security technology products or components; (14) the introduction of unsuccessful new Smart Home Services; (15) privacy and data protection laws, privacy or data breaches, or the loss of data; (16) the impact to our business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan; (17) risks related to our exposure to variable rates of interest with respect to our revolving credit facility and term loan facility; and (18) our inability to develop and maintain an effective system of internal control over financial reporting. In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and our ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions. These risk factors should not be construed as exhaustive. We disclaim any obligations to and do not intend to update the above list or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether a result of new information, future events, or otherwise. 2

Non-GAAP financial measures This presentation includes Adjusted EBITDA and Covenant Adjusted EBITDA, which are supplemental measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). “Adjusted EBITDA” is defined as net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation (or non-cash compensation), certain financing fees, changes in the fair value of the derivative liability associated with our public and private warrants, and certain other non-recurring expenses or gains. Management believes that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors because it is frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in industries similar to Vivint’s. In addition, targets based on Adjusted EBITDA are among the measures Vivint uses to evaluate its management’s performance for purposes of determining their compensation under its incentive plans. Adjusted EBITDA and other non-GAAP financial measures have important limitations as analytical tools. “Covenant Adjusted EBITDA” is defined as net income (loss) before interest expense (net of interest income), income and franchise taxes and depreciation and amortization (including amortization of capitalized subscriber acquisition costs), further adjusted to exclude the effects of certain contract sales to third parties, non-capitalized subscriber acquisition costs, stock based compensation, changes in the fair value of the derivative liability associated with our public and private warrants and certain unusual, non-cash, nonrecurring and other items permitted in certain covenant calculations under the agreements governing Vivint's notes, the credit agreement governing the term loan and the credit agreement governing the revolving credit facility. Management believes that the presentation of Covenant Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of, and compliance with, certain financial covenants contained in the indentures governing Vivint’s notes, the credit agreements governing the revolving credit facility and the term loan. Adjusted EBITDA and Covenant Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Adjusted EBITDA and Covenant Adjusted EBITDA in the same manner. Adjusted EBITDA and Covenant Adjusted EBITDA are not measurements of Vivint’s financial performance under GAAP and should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of Vivint’s liquidity. See Appendix of this presentation for a reconciliation of Adjusted EBITDA and Covenant Adjusted EBITDA, for periods presented, to net loss for Vivint, which management believes is the most closely comparable financial measure calculated in accordance with GAAP. A reconciliation of Adjusted EBITDA to the closest GAAP financial measure is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliation, including net income (loss) and adjustments that could be made for impairment charges, restructuring charges and the timing and magnitude of other amounts included in the reconciliation. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant impact on our future GAAP financial results. Adjusted EBITDA and Covenant Adjusted EBITDA should be considered in addition to and not in isolation from, or as a substitute for, or superior to, financial measures presented in accordance with GAAP, and non-GAAP financial measures as used by Vivint may not be comparable to similarly titled amounts used by other companies. 3Non-GAAP financial measures This presentation includes Adjusted EBITDA and Covenant Adjusted EBITDA, which are supplemental measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). “Adjusted EBITDA” is defined as net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation (or non-cash compensation), certain financing fees, changes in the fair value of the derivative liability associated with our public and private warrants, and certain other non-recurring expenses or gains. Management believes that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors because it is frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in industries similar to Vivint’s. In addition, targets based on Adjusted EBITDA are among the measures Vivint uses to evaluate its management’s performance for purposes of determining their compensation under its incentive plans. Adjusted EBITDA and other non-GAAP financial measures have important limitations as analytical tools. “Covenant Adjusted EBITDA” is defined as net income (loss) before interest expense (net of interest income), income and franchise taxes and depreciation and amortization (including amortization of capitalized subscriber acquisition costs), further adjusted to exclude the effects of certain contract sales to third parties, non-capitalized subscriber acquisition costs, stock based compensation, changes in the fair value of the derivative liability associated with our public and private warrants and certain unusual, non-cash, nonrecurring and other items permitted in certain covenant calculations under the agreements governing Vivint's notes, the credit agreement governing the term loan and the credit agreement governing the revolving credit facility. Management believes that the presentation of Covenant Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of, and compliance with, certain financial covenants contained in the indentures governing Vivint’s notes, the credit agreements governing the revolving credit facility and the term loan. Adjusted EBITDA and Covenant Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Adjusted EBITDA and Covenant Adjusted EBITDA in the same manner. Adjusted EBITDA and Covenant Adjusted EBITDA are not measurements of Vivint’s financial performance under GAAP and should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of Vivint’s liquidity. See Appendix of this presentation for a reconciliation of Adjusted EBITDA and Covenant Adjusted EBITDA, for periods presented, to net loss for Vivint, which management believes is the most closely comparable financial measure calculated in accordance with GAAP. A reconciliation of Adjusted EBITDA to the closest GAAP financial measure is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliation, including net income (loss) and adjustments that could be made for impairment charges, restructuring charges and the timing and magnitude of other amounts included in the reconciliation. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant impact on our future GAAP financial results. Adjusted EBITDA and Covenant Adjusted EBITDA should be considered in addition to and not in isolation from, or as a substitute for, or superior to, financial measures presented in accordance with GAAP, and non-GAAP financial measures as used by Vivint may not be comparable to similarly titled amounts used by other companies. 3

Participants David Bywater Dale R. Gerard Chief Executive Officer Chief Financial Officer 4Participants David Bywater Dale R. Gerard Chief Executive Officer Chief Financial Officer 4

Vivint Smart Home, Inc. Transaction Overview 5Vivint Smart Home, Inc. Transaction Overview 5

Executive Summary § APX Group, Inc. (“Vivint” or the “Company”) provides smart home products and services in the United States and Canada § The Company’s product offerings include smart locks, lights, cameras, thermostats, smoke and carbon monoxide detectors, garage door control systems, car protection, and a variety of security sensors § Positive momentum at the end of FY 2020 has carried over into Q1 2021 § $343.3 million of Total Revenue, up over 13% YoY § $162.1 million of Adjusted EBITDA, up over 20% YoY § Originated over 60 thousand New Subscribers, up over 20% YoY § For the LTM Period ending 3/31/2021, Vivint generated Revenue and Covenant Adjusted EBITDA of $1,301 million and $923 million, respectively § Vivint plans to issue a new $1,250 million Term Loan B (“the Transaction”) § Proceeds, along with $900 million of Other Unsecured Debt, will be used to refinance the Company’s existing $941 million Term Loan B and redeem the Company’s existing i) 7.875% Senior Secured Notes due 2022, ii) 8.500% Senior Secured Notes due 2024, and iii) 7.625% Senior Unsecured Notes due 2023 § APX Group, Inc. is concurrently refinancing its $350 million Senior Secured Revolving Credit Facility (the “Revolver”) and extending its maturity for 5 years § Pro Forma for the Transaction, Vivint’s $350 million Revolver will be pari passu to the Term Loan B § The Transaction will allow the Company to address near-term maturities and also take advantage of current favorable market conditions § Pro Forma for the Transaction, Vivint will have Net Secured and Net Total Leverage of 1.9x and 2.8x, respectively 6Executive Summary § APX Group, Inc. (“Vivint” or the “Company”) provides smart home products and services in the United States and Canada § The Company’s product offerings include smart locks, lights, cameras, thermostats, smoke and carbon monoxide detectors, garage door control systems, car protection, and a variety of security sensors § Positive momentum at the end of FY 2020 has carried over into Q1 2021 § $343.3 million of Total Revenue, up over 13% YoY § $162.1 million of Adjusted EBITDA, up over 20% YoY § Originated over 60 thousand New Subscribers, up over 20% YoY § For the LTM Period ending 3/31/2021, Vivint generated Revenue and Covenant Adjusted EBITDA of $1,301 million and $923 million, respectively § Vivint plans to issue a new $1,250 million Term Loan B (“the Transaction”) § Proceeds, along with $900 million of Other Unsecured Debt, will be used to refinance the Company’s existing $941 million Term Loan B and redeem the Company’s existing i) 7.875% Senior Secured Notes due 2022, ii) 8.500% Senior Secured Notes due 2024, and iii) 7.625% Senior Unsecured Notes due 2023 § APX Group, Inc. is concurrently refinancing its $350 million Senior Secured Revolving Credit Facility (the “Revolver”) and extending its maturity for 5 years § Pro Forma for the Transaction, Vivint’s $350 million Revolver will be pari passu to the Term Loan B § The Transaction will allow the Company to address near-term maturities and also take advantage of current favorable market conditions § Pro Forma for the Transaction, Vivint will have Net Secured and Net Total Leverage of 1.9x and 2.8x, respectively 6

Sources & Uses and Pro Forma Capitalization

($ in millions)

Sources	Amount
New Revolving Credit Facility ($350)	$--
New Term Loan B	1,250
Other Unsecured Debt	900
Cash from Balance Sheet	140
Total Sources	**$2,290**

Uses	Amount
Refinance Existing Term Loan B	$941
Refinance 7.875% Senior Secured Notes due 2022	677
Refinance 8.500% Senior Secured Notes due 2024	225
Refinance 7.625% Senior Unsecured Notes due 2023	400
Call Premium on Senior Unsecured Notes due 2023[(1)]	8
Call Premium on Senior Secured Notes due 2024[(2)]	10
Estimated Fees & Expenses[(3)]	29
Total Uses	**$2,290**

($ in millions) Pro Forma Capitalization	As of 3/31/2021	LTM 3/31/2021 Covenant Adj. EBITDA (x)	*Transaction Adj.*	PF 3/31/2021	LTM 3/31/2021 Covenant Adj. EBITDA (x)
Cash & Cash Equivalents	$274		*($140)*	$134	
Revolving Credit Facility ($350)	--		--	--	
New Revolving Credit Facility ($350)	--		--	--	
Term Loan B	941		*(941)*	--	
New Term Loan B	--		*1,250*	1,250	
7.875% Senior Secured Notes due 2022	677		*(677)*	--	
8.500% Senior Secured Notes due 2024	225		*(225)*	--	
6.750% Senior Secured Notes due 2027	600		--	600	
Capital Leases	5		--	5	
Secured Debt	$2,448	2.7x		$1,855	2.0x
Net Total Secured Debt	*$2,174*	*2.4x*		*$1,721*	*1.9x*
7.625% Senior Unsecured Notes due 2023	400		*(400)*	--	
Other Unsecured Debt	--		*900*	900	
Total Debt	$2,848	3.1x		$2,755	3.0x
Net Total Debt	*$2,574*	*2.8x*		*$2,621*	*2.8x*
LTM 3/31/2021 Covenant Adj. EBITDA		$923			$923

vivint

1) Assumes the notes are redeemed at a price of 101.906 on September 1, 2021
2) Assumes the notes are redeemed at the current call price of 104.250
3) Includes anticipated TLB OID and transaction related fees and expenses

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Summary of Terms – Senior Secured Facilities

Borrower:	APX Group, Inc. (the "Borrower")
Guarantors:	APX Group Holdings and all existing and future wholly-owned domestic subsidiaries of the Borrower, subject to customary exceptions
Security:	Senior Secured – first priority lien on substantially all assets of the Borrower and the Guarantors
Facilities:	$1,250 million Term Loan B (the "Term Loan B")
Maturity:	7 years
Amortization:	1.0% per annum to be paid quarterly
Incremental:	▪ **Free and Clear:** Greater of $925 million and 100% Consolidated EBITDA ▪ **Ratio:** Unlimited subject to i) for pari passu indebtedness, Consolidated First Lien Net Leverage < 4.25x or no worse if in connection with a permitted acquisition or investment; ii) for junior lien indebtedness, Consolidated Secured Net Leverage < 4.25x or no worse if in connection with a permitted acquisition or investment; or iii) for unsecured indebtedness or indebtedness not secured by collateral, either (x) Interest Coverage > 2.00x or no worse if in connection with a permitted acquisition or investment or (y) Consolidated Total Net Leverage Ratio < 5.50x or no worse if in connection with a permitted acquisition or investment ▪ **Inside Maturity Basket:** Greater of $925 million and 100% Consolidated EBITDA ▪ **MFN:** 100 bps for 6 months (subject to certain exceptions as outlined in the Marketing Term Sheet)
Mandatory Prepayments:	▪ **Asset Sales:** 100% with step downs to 50% and 0% at 2.00x and 1.50x Consolidated First Lien Net Leverage, respectively (subject to customary reinvestment rights) ▪ **Debt Issuance:** 100% of net cash proceeds from debt issuance, other than permitted debt and refinancing debt
Optional Prepayments:	101 soft call for 6 months
Financial Covenants:	None – Covenant Lite (same as existing)
Negative Covenants:	Similar to existing credit agreement with certain updates and modifications vivint

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Transaction Timeline June 2021 July 2021 S M T W T F S S M T W T F S 1 2 3 4 5 1 2 3 6 7 8 9 10 11 12 4 5 6 7 8 9 10 13 14 15 16 17 18 19 11 12 13 14 15 16 17 20 21 22 23 24 25 26 18 19 20 21 22 23 24 27 28 29 30 25 26 27 28 29 30 31 Market Holiday Key Date Date Event th June 24nLender Conference Call (1pm ET) nLender Commitments Due (12pm ET) st July 1 nPrice/Allocate Term Loan B ThereafternClosing and Effectiveness 9Transaction Timeline June 2021 July 2021 S M T W T F S S M T W T F S 1 2 3 4 5 1 2 3 6 7 8 9 10 11 12 4 5 6 7 8 9 10 13 14 15 16 17 18 19 11 12 13 14 15 16 17 20 21 22 23 24 25 26 18 19 20 21 22 23 24 27 28 29 30 25 26 27 28 29 30 31 Market Holiday Key Date Date Event th June 24nLender Conference Call (1pm ET) nLender Commitments Due (12pm ET) st July 1 nPrice/Allocate Term Loan B ThereafternClosing and Effectiveness 9

Vivint Smart Home, Inc. Company Overview 10Vivint Smart Home, Inc. Company Overview 10

Vivint at a glance

Highest App Engagement
In the Smart Home industry[1]
10 app interactions per day

1.7M
Subscribers across North America[2]
354K new subscribers in Q1 2021 LTM period[2]

$1.3B
Q1 2021 LTM revenue[2]
10%+ revenue growth rate[2]

23+M
Devices managed on Vivint's platform[1]
1.1B daily events processed[3]

U.S. & Canada
Sales, installation and service footprint with coverage of 98% of U.S. zip codes

3.8x
LTV / Net SAC[1]

vivint

1. As of March 31, 2021
2. Per Vivint 10-Q filing as of March 31, 2021
3. Based on the average rate between 6am and 10pm Mountain Time for the 1-month period ending March 31, 2021

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Delivering a transformative Smart Home experience requires simply and affordably integrating consumers’ digital and physical worlds Digital Physical Vivint’s Mission Transformative Redefine the home experience Smart Home Platform through intelligently designed cloud-enabled solutions delivered to every home by people who care Differentiated Business Model 12Delivering a transformative Smart Home experience requires simply and affordably integrating consumers’ digital and physical worlds Digital Physical Vivint’s Mission Transformative Redefine the home experience Smart Home Platform through intelligently designed cloud-enabled solutions delivered to every home by people who care Differentiated Business Model 12

Vivint is still in the early days of a big opportunity 1 1.7M Total Subscribers 2 ~140M U.S. & Canadian Households 1. Per Vivint 10-Q filing as of March 31, 2021 2. Number of households from US Census Bureau and Statista as of 2020 13 3. Source: Research on Global Markets – Insights by Netscribes: Global Smart Home Market (2018-2023)Vivint is still in the early days of a big opportunity 1 1.7M Total Subscribers 2 ~140M U.S. & Canadian Households 1. Per Vivint 10-Q filing as of March 31, 2021 2. Number of households from US Census Bureau and Statista as of 2020 13 3. Source: Research on Global Markets – Insights by Netscribes: Global Smart Home Market (2018-2023)

Vivint has a five-pronged strategy for growth Entering Adjacent Markets Expanding Product & Service Offerings Selling to Existing Customers Adding New Channels Growing Existing Channels 14Vivint has a five-pronged strategy for growth Entering Adjacent Markets Expanding Product & Service Offerings Selling to Existing Customers Adding New Channels Growing Existing Channels 14

Vivint has built an award-winning workforce of smart home pros to enable the smart home experience for every customer Educate & Design Install Support Ø In-homeØ Professional InstallationØ White-Glove Support 1 Ø Over the phone Ø 75 tNPS for InstallationØ 90% first time service ticket resolution 1 rate Ø Dedicated licensing and permit Ø Online department 15 1. For the year-ended 2020Vivint has built an award-winning workforce of smart home pros to enable the smart home experience for every customer Educate & Design Install Support Ø In-homeØ Professional InstallationØ White-Glove Support 1 Ø Over the phone Ø 75 tNPS for InstallationØ 90% first time service ticket resolution 1 rate Ø Dedicated licensing and permit Ø Online department 15 1. For the year-ended 2020

Vivint’s smart home operating system seamlessly integrates a suite of devices that enables comprehensive coverage of the home 1 6 7 2 3 4 5 8 9 10 11 12 13 Garage Door Access Thermostat 30 Day Outdoor Doorbell Indoor Vehicle Thermostat Flood Window Fire Motion Controller Protection Control DVR Video Video Video Protection Control Protection Awareness Protection Awareness 11 1 8 12 6 4 2 7 13 15 10 Smart Home “I’m leaving” 3 Operating System 14 5 9 14 15 In-Home Voice Control Control …with an average of 15 devices installed per system 16Vivint’s smart home operating system seamlessly integrates a suite of devices that enables comprehensive coverage of the home 1 6 7 2 3 4 5 8 9 10 11 12 13 Garage Door Access Thermostat 30 Day Outdoor Doorbell Indoor Vehicle Thermostat Flood Window Fire Motion Controller Protection Control DVR Video Video Video Protection Control Protection Awareness Protection Awareness 11 1 8 12 6 4 2 7 13 15 10 Smart Home “I’m leaving” 3 Operating System 14 5 9 14 15 In-Home Voice Control Control …with an average of 15 devices installed per system 16

Vivint is uniquely positioned to leverage the data from over 15 devices per home into additional smart features and revenue opportunities



1.1B
Events per day[1]

Smart Assistant

- ✓ AI recommendations
- ✓ Automation rules based on home occupancy
- ✓ Machine learning HVAC monitoring

Home Insurance

- ✓ Lower insurance acquisition costs
- ✓ Lower insurance risk (better pricing)
- ✓ Stickier with bundled discounts

Data → Knowledge → Action

vivint

1. As of March 31, 2021

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Proof points that Vivint is redefining the home experience…during the last hour: 52M 135K 35K 15K 38K 105K events processed live video views from views of home changes to locks actions performed home state changes in the cloud by the activity history apps and panels, plus and thermostats automatically by to away decided by 1 1 Vivint OS another 86K views of from mobile apps via apps, panels, the Vivint OS / Vivint assist, plus over 1 1 1 recorded video and voice Vivint Assist 1K automated state 1 changes to vacation 18 1. Based on the average rate between 6am and 10pm Mountain Time for the 1-month period ending March 31, 2021Proof points that Vivint is redefining the home experience…during the last hour: 52M 135K 35K 15K 38K 105K events processed live video views from views of home changes to locks actions performed home state changes in the cloud by the activity history apps and panels, plus and thermostats automatically by to away decided by 1 1 Vivint OS another 86K views of from mobile apps via apps, panels, the Vivint OS / Vivint assist, plus over 1 1 1 recorded video and voice Vivint Assist 1K automated state 1 changes to vacation 18 1. Based on the average rate between 6am and 10pm Mountain Time for the 1-month period ending March 31, 2021

Vivint Smart Home, Inc. Financial Highlights and Recent Performance 19Vivint Smart Home, Inc. Financial Highlights and Recent Performance 19

Key highlights for the quarter Operational: • Last year’s positive momentum has carried over into Q1 2021 • Strong demand across both sales channels • Expecting a “normal” summer selling season as the economy reopens and states lift quarantine restrictions • Customer engagement levels remain high – 1.1 billion daily events across more than 23 million connected devices – whether people are home or away • Pleased with early indicators from brand investment Financial: • $343.3 million of Total Revenue, up over 13% YoY • $162.1 million of Adjusted EBITDA, up over 20% YoY • Originated over 60 thousand New Subscribers, up over 20% YoY • Net Subscriber Acquisition Costs per New Subscriber of $66, down ~93% YoY • Net Service Costs per Subscriber of $10.77, down ~8% YoY • Attrition Rate declined by 230 basis points YoY to a 9-quarter low of 11.8% 20Key highlights for the quarter Operational: • Last year’s positive momentum has carried over into Q1 2021 • Strong demand across both sales channels • Expecting a “normal” summer selling season as the economy reopens and states lift quarantine restrictions • Customer engagement levels remain high – 1.1 billion daily events across more than 23 million connected devices – whether people are home or away • Pleased with early indicators from brand investment Financial: • $343.3 million of Total Revenue, up over 13% YoY • $162.1 million of Adjusted EBITDA, up over 20% YoY • Originated over 60 thousand New Subscribers, up over 20% YoY • Net Subscriber Acquisition Costs per New Subscriber of $66, down ~93% YoY • Net Service Costs per Subscriber of $10.77, down ~8% YoY • Attrition Rate declined by 230 basis points YoY to a 9-quarter low of 11.8% 20

Strong performance across all key metrics in Q1 2021[1]

Total Subscribers as of March 31, 2021:

1.71 million

Up nearly 160K YoY

Total Revenue for Q1 2021:

$343.3 million

Up over 13% YoY

Adjusted EBITDA for Q1 2021:

$162.1 million

Up over 20% YoY, representing a ~47% margin

LTM Attrition Rate as of March 31, 2021:

11.8%

Down 230 basis points YoY

LTM Net Subscriber Acquisition Cost as of March 31, 2021:[2]

$66 per new subscriber

3.8x LTV / net SAC

Net Service Cost for Q1 2021:

$10.77 per subscriber

~78% service margin

vivint

1) All metrics exclude wireless internet business and pilot sales initiatives
2) Excludes impact of financing fees paid to financing partners

21

Subscriber portfolio As of and for the quarter ended March 31, Total Subscribers Total Monthly Revenue AMRU (in Millions) ($ in Millions) 1.71 $114.4 $67.24 1.55 $65.27 $101.1 $63.78 1.45 $92.1 2019 2020 2021 2019 2020 2021 2019 2020 2021 Growth 7.1% 10.2% Growth 9.8% 13.2% Growth 2.3% 3.0% 22Subscriber portfolio As of and for the quarter ended March 31, Total Subscribers Total Monthly Revenue AMRU (in Millions) ($ in Millions) 1.71 $114.4 $67.24 1.55 $65.27 $101.1 $63.78 1.45 $92.1 2019 2020 2021 2019 2020 2021 2019 2020 2021 Growth 7.1% 10.2% Growth 9.8% 13.2% Growth 2.3% 3.0% 22

Revenue and Adjusted EBITDA Quarters ended March 31, Revenue Adjusted EBITDA $162.1 $343.3 ($ in Millions) Margin % $134.9 $303.2 $107.3 $276.2 47.2% 44.5% 38.8% 2019 2020 2021 2019 2020 2021 Growth 9.8% 13.2% Growth 25.7% 20.2% 13%+ growth in Revenue | 20%+ growth in Adjusted EBITDA 23Revenue and Adjusted EBITDA Quarters ended March 31, Revenue Adjusted EBITDA $162.1 $343.3 ($ in Millions) Margin % $134.9 $303.2 $107.3 $276.2 47.2% 44.5% 38.8% 2019 2020 2021 2019 2020 2021 Growth 9.8% 13.2% Growth 25.7% 20.2% 13%+ growth in Revenue | 20%+ growth in Adjusted EBITDA 23

New Subscribers[1]

New Subscribers
Quarters ended March 31,



47,536
50,053
60,127
30,781
33,455
43,038
16,755
16,598
17,089
2019
2020
2021
DTH
NIS

Vivint Flex Pay Mix
(US only)



15%
20%
65%
9%
13%
78%
9%
14%
77%
10%
26%
64%
7%
29%
64%
1%
20%
79%
1%
18%
81%
2%
29%
69%
2%
31%
67%
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Financing Partners
Paid in Full
RIC

Average Proceeds Collected at Point of Sale[2]
LTM ended March 31,



$1,031
$1,174
$2,067
2019
2020
2021

- ~20% growth in new subscribers[3]
- ~77% reduction in RICs[4]
- ~76% increase in proceeds at POS[5]

vivint

1) All periods exclude wireless internet business and sales pilot initiatives
2) Excludes impact of financing fees paid to financing partners
3) Represents YoY growth for the quarter ended March 31, 2021
4) Represents YoY reduction for the quarter ended March 31, 2021
5) Represents YoY increase for the LTM period ended March 31, 2021

24

(1) Service and Subscriber Acquisition Costs Net Service Cost per Subscriber Net Subscriber Acquisition Costs per New Subscriber (2) Quarters ended March 31, LTM ended March 31, $1,142 $13.83 $960 8.4% 93.1% $11.76 $10.77 $66 2019 2020 2021 2019 2020 2021 Net Svc Margin 74.0% 77.0% 77.7% ~8% YoY improvement in Net Service Cost ~93% YoY reduction in Net SAC 1) All periods exclude wireless internet business and pilot sales initiatives 25 2) Excludes impact of financing fees paid to financing partners(1) Service and Subscriber Acquisition Costs Net Service Cost per Subscriber Net Subscriber Acquisition Costs per New Subscriber (2) Quarters ended March 31, LTM ended March 31, $1,142 $13.83 $960 8.4% 93.1% $11.76 $10.77 $66 2019 2020 2021 2019 2020 2021 Net Svc Margin 74.0% 77.0% 77.7% ~8% YoY improvement in Net Service Cost ~93% YoY reduction in Net SAC 1) All periods exclude wireless internet business and pilot sales initiatives 25 2) Excludes impact of financing fees paid to financing partners

(1) Attrition Rate 14.1% 13.9% 13.9% 13.7% 13.4% 12.9% 12.8% 12.4% Attrition Rate 11.8% Trend Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 % of base at end of term 18.8% 19.3% 19.4% 19.8% 19.8% 19.4% 15.9% 12.1% 8.8% Subscriber 11.8% 12.9% 14.1% Walk annualized annualized annualized attrition attrition attrition 26 1) All periods exclude wireless internet business and pilot sales initiatives(1) Attrition Rate 14.1% 13.9% 13.9% 13.7% 13.4% 12.9% 12.8% 12.4% Attrition Rate 11.8% Trend Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 % of base at end of term 18.8% 19.3% 19.4% 19.8% 19.8% 19.4% 15.9% 12.1% 8.8% Subscriber 11.8% 12.9% 14.1% Walk annualized annualized annualized attrition attrition attrition 26 1) All periods exclude wireless internet business and pilot sales initiatives

Vivint Smart Home, Inc. Appendix 27Vivint Smart Home, Inc. Appendix 27

Reconciliation of non-GAAP financial measures – Adjusted EBITDA Vivint Smart Home, Inc. and Subsidiaries (in millions; unaudited) Three Months Ended Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Net loss $ (87.4) $ (184.6) $ (108.7) $ (156.8) $ (145.1) Interest expense, net 49.8 49.9 51.0 54.5 65.1 Income tax expense (benefit), net 0.2 2.5 0.2 0.9 (0.8) Depreciation 4.1 4.4 4.9 5.2 5.7 Amortization (i) 142.8 142.9 139.1 135.0 133.6 Stock-based compensation (ii) 87.0 81.0 58.5 48.0 10.7 MDR fee (iii) 9.3 8.7 7.7 6.0 5.2 Loss contingency (vi) - 13.2 10.0 - - Restructuring expenses (v) - - - - 20.9 Change in fair value of warrant derivative liabilities (vi) (29.1) 29.4 1.0 62.2 16.7 Other (income) expense, net (vii) (14.6) (0.9) (7.1) (4.4) 22.9 Adjusted EBITDA $ 162. 1 $ 146. 5 $ 156. 6 $ 150. 6 $ 134. 9 i. Excludes loan amortization costs that are included in interest expense ii. Reflects stock-based compensation costs related to employee and director stock incentive plans iii. Costs related to some of the financing fees incurred under the Vivint Flex Pay program iv. Reflects an increase to the loss contingency accrual relating to regulatory matters v. Employee severance and termination benefits expenses associated with restructuring plans vi. Reflects the change in fair value of the derivative liability associated with our public and private warrants vii. Primarily consists of changes in our consumer financing program derivative instrument, foreign currency exchange, and other gains / losses associated with financings and other transactions 28Reconciliation of non-GAAP financial measures – Adjusted EBITDA Vivint Smart Home, Inc. and Subsidiaries (in millions; unaudited) Three Months Ended Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Net loss $ (87.4) $ (184.6) $ (108.7) $ (156.8) $ (145.1) Interest expense, net 49.8 49.9 51.0 54.5 65.1 Income tax expense (benefit), net 0.2 2.5 0.2 0.9 (0.8) Depreciation 4.1 4.4 4.9 5.2 5.7 Amortization (i) 142.8 142.9 139.1 135.0 133.6 Stock-based compensation (ii) 87.0 81.0 58.5 48.0 10.7 MDR fee (iii) 9.3 8.7 7.7 6.0 5.2 Loss contingency (vi) - 13.2 10.0 - - Restructuring expenses (v) - - - - 20.9 Change in fair value of warrant derivative liabilities (vi) (29.1) 29.4 1.0 62.2 16.7 Other (income) expense, net (vii) (14.6) (0.9) (7.1) (4.4) 22.9 Adjusted EBITDA $ 162. 1 $ 146. 5 $ 156. 6 $ 150. 6 $ 134. 9 i. Excludes loan amortization costs that are included in interest expense ii. Reflects stock-based compensation costs related to employee and director stock incentive plans iii. Costs related to some of the financing fees incurred under the Vivint Flex Pay program iv. Reflects an increase to the loss contingency accrual relating to regulatory matters v. Employee severance and termination benefits expenses associated with restructuring plans vi. Reflects the change in fair value of the derivative liability associated with our public and private warrants vii. Primarily consists of changes in our consumer financing program derivative instrument, foreign currency exchange, and other gains / losses associated with financings and other transactions 28

Reconciliation of non-GAAP financial measures – Covenant Adjusted EBITDA

Vivint Smart Home, Inc. and Subsidiaries
(in millions; unaudited)

	LTM Period Ended				
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Net Loss	$ (537.5)	$ (595.2)	$ (499.1)	$ (492.8)	$ (451.9)
Interest Expense, Net	205.2	220.5	235.7	250.0	261.3
Other (income) expense, Net	(26.9)	10.4	11.8	13.2	17.4
Income Tax Expense, Net	3.9	2.8	2.2	2.3	0.8
Restructuring Expenses (i)	–	20.9	20.9	20.9	20.9
Depreciation and Amortization (ii)	85.7	89.6	94.2	98.3	103.1
Amortization of Capitalized Contract Costs	492.8	481.2	469.3	458.8	448.4
Non-capitalized Contract Costs (iii)	273.4	268.5	256.8	259.3	277.6
Stock-based Compensation (iv)	274.5	198.2	118.1	60.8	13.7
Change in Fair Value of Warrant Derivative Liabilities (v)	63.4	109.3	79.9	78.9	16.7
Other Adjustments (vi)	88.0	95.4	79.8	69.4	70.6
Covenant Adjusted EBITDA	**$ 922.5**	**$ 901.6**	**$ 869.6**	**$ 819.1**	**$ 778.6**

i. Employee severance and termination benefits expenses associated with restructuring plans
ii. Excludes loan amortization costs that are included in interest expense
iii. Reflects subscriber acquisition costs that are expensed as incurred because they are not directly related to the acquisition of specific subscribers. Certain other industry participants purchase subscribers through subscriber contract purchases, and as a result, may capitalize the full cost to purchase these subscriber contracts, as compared to our organic generation of new subscribers, which requires us to expense a portion of our subscriber acquisition costs under GAAP.
iv. Reflects stock-based compensation costs related to employee and director stock incentive plans
v. Reflects the change in fair value of the derivative liability associated with our public and private warrants
vi. Includes certain items such as product development costs, Blackstone monitoring fee, loss contingencies, certain legal and professional fees, expenses associated with retention bonuses, relocation and severance payments, and certain other adjustments vivint

29

Certain definitions Total Subscribers - is the aggregate number of active smart home and security subscribers at the end of a given period. Total Monthly Revenue - or Total MR, is the average monthly total revenue recognized during the period. Average Monthly Revenue per User - or AMRU, is Total MR divided by average monthly Total Subscribers during a given period. Total Monthly Service Revenue - or MSR, is the contracted recurring monthly service billings to our smart home and security subscribers, based on the Total Subscribers number as of the end of a given period. Average Monthly Service Revenue per User - or AMSRU, is Total MSR divided by Total Subscribers at the end of a given period. Adjusted EBITDA Margin - is Adjusted EBITDA as a percent of revenue. Covenant Adjusted EBITDA Margin - is Covenant Adjusted EBITDA as a percent of revenue. Attrition Rate - is the aggregate number of canceled smart home and security subscribers during the prior 12 month period divided by the monthly weighted average number of Total Subscribers based on the Total Subscribers at the beginning and end of each month of a given period. Subscribers are considered canceled when they terminate in accordance with the terms of their contract, are terminated by us or if payment from such subscribers is deemed uncollectible (when at least four monthly billings become past due). If a sale of a service contract to third parties occurs, or a subscriber relocates but continues their service, we do not consider this as a cancellation. If a subscriber transfers their service contract to a new subscriber, we do not consider this a cancellation. Average Subscriber Lifetime - in number of months, is 100% divided by our expected long-term annualized attrition rate (which is currently estimated at 13%) multiplied by 12 months. Net Service Cost per Subscriber - is the average monthly service costs incurred during the period (both period and capitalized service costs), including monitoring, customer service, field service and other service support costs, less total non-recurring smart home services billings and cellular network maintenance fees for the period, divided by average monthly Total Subscribers for the same period. Net Service Margin - is the monthly average MSR for the period, less total average net service costs for the period divided by the monthly average MSR for the period. New Subscribers - is the aggregate number of net new smart home and security subscribers originated during a given period. This metric excludes new subscribers acquired by the transfer of a service contract from one subscriber to another. Net Subscriber Acquisition Costs per New Subscriber - is the net cash cost to create new smart home and security subscribers during a given 12 month period divided by New Subscribers for that period. These costs include commissions, Products, installation, marketing, sales support and other allocations (general and administrative and overhead); less upfront payments received from the sale of Products associated with the initial installation, and installation fees. Upfront payments reflect gross proceeds prior to deducting fees related to consumer financing of Products. These costs exclude capitalized contract costs and upfront proceeds associated with contract modifications. Lifetime Service Margin per New Subscriber - is Total Monthly Service Revenue/Total service RPU for New Subscribers less Net Service Cost per Subscriber multiplied by Average Subscriber Lifetime LTV / Net SAC - is the Lifetime Service Margin per New Subscriber plus RIC equipment revenue per new subscriber, divided by Net Subscriber Acquisition Costs per New Subscriber including financing costs Total Monthly Service Revenue for New Subscribers - is the contracted recurring monthly service billings to our New Subscribers during the prior 12-month period. Average Monthly Service Revenue per New Subscriber - is the Total Monthly Service Revenue for New Subscribers divided by New Subscribers during the prior 12-month period. 30Certain definitions Total Subscribers - is the aggregate number of active smart home and security subscribers at the end of a given period. Total Monthly Revenue - or Total MR, is the average monthly total revenue recognized during the period. Average Monthly Revenue per User - or AMRU, is Total MR divided by average monthly Total Subscribers during a given period. Total Monthly Service Revenue - or MSR, is the contracted recurring monthly service billings to our smart home and security subscribers, based on the Total Subscribers number as of the end of a given period. Average Monthly Service Revenue per User - or AMSRU, is Total MSR divided by Total Subscribers at the end of a given period. Adjusted EBITDA Margin - is Adjusted EBITDA as a percent of revenue. Covenant Adjusted EBITDA Margin - is Covenant Adjusted EBITDA as a percent of revenue. Attrition Rate - is the aggregate number of canceled smart home and security subscribers during the prior 12 month period divided by the monthly weighted average number of Total Subscribers based on the Total Subscribers at the beginning and end of each month of a given period. Subscribers are considered canceled when they terminate in accordance with the terms of their contract, are terminated by us or if payment from such subscribers is deemed uncollectible (when at least four monthly billings become past due). If a sale of a service contract to third parties occurs, or a subscriber relocates but continues their service, we do not consider this as a cancellation. If a subscriber transfers their service contract to a new subscriber, we do not consider this a cancellation. Average Subscriber Lifetime - in number of months, is 100% divided by our expected long-term annualized attrition rate (which is currently estimated at 13%) multiplied by 12 months. Net Service Cost per Subscriber - is the average monthly service costs incurred during the period (both period and capitalized service costs), including monitoring, customer service, field service and other service support costs, less total non-recurring smart home services billings and cellular network maintenance fees for the period, divided by average monthly Total Subscribers for the same period. Net Service Margin - is the monthly average MSR for the period, less total average net service costs for the period divided by the monthly average MSR for the period. New Subscribers - is the aggregate number of net new smart home and security subscribers originated during a given period. This metric excludes new subscribers acquired by the transfer of a service contract from one subscriber to another. Net Subscriber Acquisition Costs per New Subscriber - is the net cash cost to create new smart home and security subscribers during a given 12 month period divided by New Subscribers for that period. These costs include commissions, Products, installation, marketing, sales support and other allocations (general and administrative and overhead); less upfront payments received from the sale of Products associated with the initial installation, and installation fees. Upfront payments reflect gross proceeds prior to deducting fees related to consumer financing of Products. These costs exclude capitalized contract costs and upfront proceeds associated with contract modifications. Lifetime Service Margin per New Subscriber - is Total Monthly Service Revenue/Total service RPU for New Subscribers less Net Service Cost per Subscriber multiplied by Average Subscriber Lifetime LTV / Net SAC - is the Lifetime Service Margin per New Subscriber plus RIC equipment revenue per new subscriber, divided by Net Subscriber Acquisition Costs per New Subscriber including financing costs Total Monthly Service Revenue for New Subscribers - is the contracted recurring monthly service billings to our New Subscribers during the prior 12-month period. Average Monthly Service Revenue per New Subscriber - is the Total Monthly Service Revenue for New Subscribers divided by New Subscribers during the prior 12-month period. 30